UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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INTELLIGENT BUYING, INC.

(Name of Registrant As Specified In Its Charter)

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INTELLIGENT BUYING, INC.

340 Madison Avenue, 19th Floor

New York, New York 10173

646-202-2897

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

New York, New York *, 2020

This information statement has been mailed on or about *, 2020 to the stockholders of record on *, 2020 (the “Record Date”) of Intelligent Buying, Inc., a California corporation (the "Company"), in connection with a certain action to be taken by the written consent by stockholders holding a majority of the voting shares of the Company, dated as of July 14, 2020. The action to be taken pursuant to the written consent shall be taken on or about *, 2020, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors, /s/ George Furlan Chief Executive Officer

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NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING SHARES OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JULY 14, 2020.

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of stockholders holding a majority of the issued and outstanding shares of the Company dated July 14, 2020, in lieu of a special meeting of the stockholders. The following actions will be taken on or about *, 2020:

1.	AMENDING THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO EFFECT A FORWARD STOCK SPLIT OF ALL OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AT A RATIO OF SEVEN FOR ONE (7:1) (THE “FORWARD SPLIT”), WHICH SUCH FORWARD SPLIT WILL NOT IMPACT THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK OR PAR VALUE;

2.	AMENDING THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 50,000,000 SHARES TO 500,000,000 SHARES;

3.	AMENDING TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO EFFECT A CHANGE OF THE COMPANY’S NAME FROM INTELLIGENT BUYING, INC. TO SENTIENT BRANDS HOLDINGS, INC.; AND

4.	CHANGING THE COMPANY’S CORPORATE DOMICILE FROM CALIFORNIA TO NEVADA.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 50,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), of which * shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock. The Company is authorized to issue up to 25,000,000 shares of preferred stock. On February 13, 2020, the Company filed a Certificate of Determination with the State of California creating a new class of preferred stock of the Company, the Series B Preferred Stock (the “New Preferred”). As of the Record Date, 1,000,000 shares of New Preferred are issued and outstanding. No other shares of preferred stock are presently outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Each share of Series B Preferred Stock entitles the holder to a number of votes at any time equal to the number of votes then held or entitled to be made by all other equity securities of the Corporation, including, without limitation, the Common Stock, par value $0.001 per share, of the Corporation, any other classes of Preferred Stock of the Corporation, debt securities of the Corporation or pursuant to any other agreement, contract or understanding of the Corporation, plus one (1), with all such votes to be apportioned equally and pro rata between all of the shares of Series B Preferred Stock then issued and outstanding, including with respect to fractional voting power thereof. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of July 14, 2020 have voted in favor of the foregoing proposal by resolution dated July 14, 2020; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2020.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the California Corporation Code.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the Company’s Common Stock.

On July 14, 2020, shareholders holding a majority of the Company's outstanding voting stock voted in favor of the corporate matters outlined in this Information Statement, which actions are expected to take place on or before *, 2020. The matters relate to the approval to authorize (1) the amendment to the Company’s Restated Articles of Incorporation to effect a forward stock split of all of the outstanding shares of common stock of the Company at a ratio of seven for one (7:1) (the “Forward Split”), which such Forward Split will not impact the Company’s authorized shares of Common Stock, (2) the amendment to the Company’s Restated Articles of Incorporation to increase in the number of authorized shares of the Company's Common Stock from 50,000,000 to 500,000,000 shares of common stock, (3) the amendment to the Company’s Restated Articles of Incorporation to effect a change of the Company’s name from Intelligent Buying, Inc. to Sentient Brands Holdings, Inc., and (4) changing the Company’s corporate domicile from California to Nevada.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of Common Stock as of record on the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the Company's outstanding voting shares voted in favor of the actions. Under the California Corporations Code, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the action is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the actions consists of the vote of the holders of a majority of the voting power of the Common Stock, each of whom is entitled to one vote per share. Each share of Series B Preferred Stock entitles the holder to a number of votes at any time equal to the number of votes then held or entitled to be made by all other equity securities of the Corporation, including, without limitation, the Common Stock, par value $0.001 per share, of the Corporation, any other classes of Preferred Stock of the Corporation, debt securities of the Corporation or pursuant to any other agreement, contract or understanding of the Corporation, plus one (1), with all such votes to be apportioned equally and pro rata between all of the shares of Series B Preferred Stock then issued and outstanding, including with respect to fractional voting power thereof. As of the Record Date, * shares of Common Stock were issued and outstanding.

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE FOR, AND HOW WILL THEY VOTE?

Shareholders holding a majority of our voting stock have voted in favor of the following actions:

1.	THE AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO EFFECT A FORWARD STOCK SPLIT OF ALL OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AT A RATIO OF SEVEN FOR ONE (7:1) (THE “FORWARD SPLIT”), WHICH SUCH FORWARD SPLIT WILL NOT IMPACT THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK OR PAR VALUE;

2.	THE AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 50,000,000 SHARES TO 500,000,000 SHARES;

3.	THE AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO EFFECT A CHANGE OF THE COMPANY’S NAME FROM INTELLIGENT BUYING, INC. TO SENTIENT BRANDS HOLDINGS, INC.; AND

4.	TO CHANGE THE COMPANY’S CORPORATE DOMICILE FROM CALIFORNIA TO NEVADA.

WHAT VOTE IS REQUIRED TO APPROVE THE ACTIONS?

The affirmative vote of a majority of the shares of our voting stock outstanding on July 14, 2020, is required for approval of the action. A majority of the shares of our voting stock outstanding on July 14, 2020 voted in favor of the action.

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STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information, as of July 14, 2020 with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Officers and Directors
George Furlan * (3)	319,289	4.4%
James Mansour * (4)	419,067	5.7%
Dante Jones *	109,114	1.5%
All officers and directors as a group (3 persons)	847,470	11.6%

5% Stockholders
Principal Holdings, LLC, (5)	1,241,741	17.1%
Bogaard Holdings LLC (6)	718,403	9.9%
Pure Energy 714 LLC (7)	632,284	8.7%
Gregg Templeton (8)	718,403	9.9%
Bagel Hole Inc. (9)	434,877	5.9%

* Executive officer and/or director.

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Intelligent Buying, Inc., 340 Madison Avenue, 19th Floor New York, New York 10173.

(2)	Applicable percentage ownership is based on 7,254,588 shares of common stock outstanding as of July 14, 2020, together with securities exercisable or convertible into shares of common stock within 60 days of July 14, 2020 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of July 14, 2020 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 39,911 shares of the Company’s common stock which vests within the next 60 days pursuant to a restricted stock agreement.

(4)	Includes 29,933 shares of the Company’s common stock that vests within the next 60 days pursuant to a restricted stock agreement.

(5)	Principal Holdings, LLC is owned and controlled solely by Danielle Doukas.

(6)	Bogaard Holdings LLC is owned and controlled by Jelena Vadanjel.

(7)	Pure Energy 714 LLC is owned and controlled by Louis Sorrentino.

(8)	Gregg Templeton is an employee of the Company.

(9)	Bagel Hole Inc. is owned and controlled solely by Philip Romanzi.

No Director, executive officer, affiliate or any owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

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AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO

EFFECT A FORWARD STOCK SPLIT

On July 15, 2020, the Company’s Board of Directors (the “Board”) unanimously adopted, and stockholders holding a majority of the Common Stock have approved, a resolution authorizing the Company to amend the Company’s Restated Articles of Incorporation to effect a seven-for-one (7:1) forward stock split (the "Forward Split") of the Company’s outstanding Common Stock. The Board and such stockholders believe that the Forward Split is in the Company's best interests, principally because it may ultimately increase the effective trading price of the Common Stock as more shares will be available for the marketplace at an initial price resulting from the Forward Split that may be more attractive to potential stockholders. Any subsequent increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community.

The immediate effect of the Forward Split will be to increase the number of presently issued and outstanding shares of Common Stock from 7,254,588 to 50,782,116. Although the Forward Split may ultimately increase the effective market price of the Common Stock, no such increase can be assured or calculated. The market price of the Common Stock initially may fall proportionately to the increase in the number of shares outstanding as a result of the Forward Split. There can be no assurances that the Forward Split will lead to a sustained increase in the market price of the Common Stock.  The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions.

The Forward Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power.

The Forward Split of the Common Stock is expected to become effective on or about the 20th day following the mailing of this information statement (the "Effective Date"). The Company will notify the Financial Industry Regulatory Authority, requesting that the split be made effective on the Effective Date. The Forward Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each stockholder is entitled to receive as a result of the Forward Split. New certificates of Common Stock will not be issued at this time.

We do not have any provisions in our Restated Articles of Incorporation, bylaws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if such a possible takeover may be done at an above market premium and favored by a majority of independent stockholders.

In addition, commencing with the effective date of the Forward Split, all outstanding derivative securities entitling the holders thereof to purchase shares of the Company's Common Stock will entitle such holders to receive, upon exercise or conversion of their derivative security, seven (7) times the number of shares of the Company's outstanding Common Stock which such holders may have been entitled to purchase prior to the Forward Split upon exercise or conversion of their derivative securities. In addition, commencing on the effective date of the Forward Split, the exercise or conversion price of all outstanding derivative securities will be decreased by a factor of seven (7).

The Company believes that the Federal income tax consequences of the Forward Split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below, the tax basis of the new shares will equal the tax basis of the old shares exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the new shares will include the holding period of the old shares if such old shares were held as capital assets.

(iv) The conversion of the old shares into the new shares will produce no taxable income or gain or loss to the Company.

(v) The Federal income tax treatment of the receipt of any additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFERENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE FORWARD STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE FORWARD STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Amendment to the Restated Articles of Incorporation

We intend to file a Certificate of Amendment to the Company’s Restated Articles of Incorporation to reflect the Forward Split promptly after the twentieth day after the date this Information Statement has been sent to stockholders. The amended Restated Articles of Incorporation will become effective upon its filing with the Secretary of State of California. Prior to filing the Certificate of Amendment to the Restated Articles of Incorporation reflecting the Forward Split, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Forward Split. The form of the Certificate of Amendment to the Restated Articles of Incorporation is attached to this Information Statement as Appendix A.

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AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION TO

INCREASE OF AUTHORIZED SHARES

On July 15, 2020, the Board unanimously adopted, and stockholders holding a majority of the Common Stock have approved, a resolution authorizing the Company to amend the Company’s Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 500,000,000 (the “Increase”). The Company currently has authorized capital stock of 50,000,000 shares of Common Stock and approximately 7,254,588 shares of Common Stock are outstanding as of *, 2020. The Company’s Board of Directors (the “Board”) believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financings, and stock-based acquisitions.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of *, 2020, a total of 7,254,588 shares of the Company's currently authorized 50,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

Amendment to the Restated Articles of Incorporation

We intend to file a Certificate of Amendment to the Company’s Restated Articles of Incorporation to reflect the Increase promptly after the twentieth day after the date this Information Statement has been sent to stockholders. The amended Restated Articles of Incorporation will become effective upon its filing with the Secretary of State of California. Prior to filing the Certificate of Amendment to the Restated Articles of Incorporation reflecting the Increase, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Increase.

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AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The Board has determined that it is the best interests of the Company and its stockholders to increase the Company’s emphasis on the development of its products and brands. As a result, the Board has determined that changing the name of the Company from Intelligent Buying, Inc. to Sentient Brands Holdings, Inc. will more accurately reflect and represent to the public the business of the Company.

Purpose of the Name Change

On July 15, 2020, the Board unanimously adopted, and stockholders holding a majority of the Common Stock have approved, a resolution authorizing the Company to amend the Restated Articles of Incorporation to change the Company’s name to Sentient Brands Holdings, Inc.  The Board believes that the name change better reflects the nature of the Company’s current and anticipated operations and will more accurately reflect and represent to the public the business of the Company.  The Company had operated under the name Intelligent Buying, Inc.  The Board determined that a name change would be in the best interest of the Company based on the Board’s election for increased emphasis of the Company’s future operations on the development of its products and brands. In connection with the name change, we intend to file with FINRA a request to obtain a new ticker symbol.

Amendment to the Restated Articles of Incorporation

We intend to file a Certificate of Amendment to the Company’s Restated Articles of Incorporation to reflect the name change promptly after the twentieth day after the date this Information Statement has been sent to stockholders.  The amended Restated Articles of Incorporation will become effective upon its filing with the Secretary of State of California. Prior to filing the Certificate of Amendment to the Restated Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.

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APPROVAL OF THE CHANGE IN DOMICILE FROM CALIFORNIA TO NEVADA

On July 15, 2020, the Board unanimously adopted, and stockholders holding a majority of the Common Stock have approved, a resolution authorizing the Company to change the Company’s state of incorporation from California to Nevada (the “Re-domicile”). In order to accomplish the Re-domicile, the Company will merge with and into a corporation to be incorporated in Nevada as a wholly owned subsidiary of the Company specifically for that purpose under the name “Sentient Brands Holdings Inc.” (“Sentient Brands-NV”). Pursuant to the terms of the Agreement and Plan of Merger, Sentient Brands-NV will be the surviving corporation and (i) the issued and outstanding shares of our Common Stock will automatically be converted into shares of Sentient Brands-NV’s common stock, par value $0.001 per share, at the rate of one share of our Common Stock for each one share of our Sentient Brands-NV common stock, (ii) the issued and outstanding shares of our preferred stock will automatically be converted into shares of Sentient Brands-NV’s preferred stock, par value $0.001 per share, at the rate of one share of our preferred stock for each one share of our Sentient Brands-NV preferred stock (such transaction, is referred herein as the “Merger”). The form of the Agreement and Plan of Merger is attached to this Information Statement as Appendix B. Upon completion of the Merger, the Articles of Incorporation and Bylaws of Sentient Brands-NV will become our governing instruments and will differ in some respects from our current Restated Articles of Incorporation, as amended and Bylaws, as more thoroughly discussed below.

Reasons for the Re-domicile

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. In light of our growth, our Board of Directors believes that it will be beneficial to the Company and its stockholders to obtain the benefits of Nevada’s corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

In addition, we anticipate that the Re-domicile will result in a reduced state tax obligations, as Nevada currently imposes no corporate income or franchise tax. Nevada also imposes a nominal amount of annual corporate fee on corporations. Based on Sentient Brands-NV’s current authorized shares, we anticipate that Sentient Brands-NV’s obligation for the Nevada annual corporate fee will be $175.00.

Certain Effects of the Re-domicile and the Merger

The Re-domicile will effect a change in our legal domicile; however, it will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Re-domicile, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Re-domicile and will assume identical positions with Sentient Brands-NV. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Re-domicile. Upon the effective of the Merger, (i) each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of Sentient Brands-NV, and (ii) each stockholder’s shares of preferred stock will be converted into an equivalent number of shares of preferred stock of Sentient Brands-NV.

As previously noted, the Articles of Incorporation and Bylaws of Sentient Brands-NV will be the governing instruments of the surviving corporation following the merger, resulting in some changes from our current Restated Articles of Incorporation and Bylaws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in California to an office and agent in Nevada. Some changes, however, will be substantive in nature. There are also some differences between the California and Nevada corporation laws. Certain substantive changes to our current Restated Articles of Incorporation and Bylaws, as well as the material differences between California and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to California and Nevada corporate laws and the Articles of Incorporation and Bylaws of Sentient Brands-NV, copies of which are included herewith as Appendix C and Appendix D, respectively.

As disclosed in more detail under “Anti-Takeover Effects of Certain Provisions of Nevada Law and Sentient Brands-NV’s Articles of Incorporation and Bylaws” below, certain provisions of Sentient Brands-NV’s Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company’s control or in our management.

Changes to Articles of Incorporation

(a) No Restrictions on Business Combinations with Interested Stockholders.

In its Articles of Incorporation, Sentient Brands-NV has elected not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers. The application of these sections of the Nevada Revised Statutes would have limited the ability of our stockholders to approve a transaction that they may deem to be in their interests. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The California Corporation Code (the “Code”) subjects the Company to similar restrictions on transactions with interested stockholders, summarized below under the heading “Change from California Law to Nevada Law,” but our current Restated Articles of Incorporation does not contain a provision expressly electing not to be governed by that statute.

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(b) No Restrictions on Control Share Acquisitions.

In its Articles of Incorporation, Sentient Brands-NV has elected not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The DGCL subjects the Company to similar restrictions on control share acquisitions, summarized below under the heading “Change from California Law to Nevada Law,” but our current Restated Articles of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Changes to Bylaws

(a) Removal of Directors

In accordance with the Nevada Revised Statutes, Sentient Brands-NV’s Bylaws provide that any director may be removed either for or without cause at any meeting of stockholders by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting. Our current Bylaws align provide that directors may be removed, either with or without cause, by the affirmative vote of a majority of the votes of the issued and outstanding stock entitled to vote for the election of directors.

(b) Expiration of Proxies.

The Bylaws of Sentient Brands-NV provide that the appointment of a proxy may be valid for up to 6 months, unless the proxy provides for a longer period, not exceeding 7 years. Our current Bylaws provide that the appointment of a proxy may be valid for up to 3 years, unless it provides for a longer period.

(c) Issuance of Uncertificated Shares.

The Bylaws of Sentient Brands-NV provide that the Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of its classes or series; provided that, (i) within a reasonable time after the issuance or transfer of uncertificated shares, Sentient Brands-NV send the stockholder a written statement containing the information required on the certificates and (ii) at least annually thereafter, Sentient Brands-NV provide to its stockholders of record a written statement confirming the information contained in such informational statement. Our current Bylaws do not provide for the issuance of uncertificated shares.

(c) Quorum for Meetings of Stockholders.

The Bylaws of Sentient Brands-NV provide that, at all meetings of the Company’s stockholders, the presence in person or by proxy of the holders of at least one-third (1/3rd) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by the Bylaws. Our current bylaws provide that the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business.

(d) Inspection.

The Bylaws of Sentient Brands-NV do not provide for inspection for our books and records by every shareholder but only as required by Nevada law. Our current bylaws provide that any shareholder may inspect the books and records of the Company for a purpose reasonably related to their interests as a stockholder.

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Change from California Law to Nevada Law

As a result of the Re-domicile, the Company will now be governed by Nevada corporation laws. The following chart summarizes some of the material differences between the California Corporations Code and Nevada corporation laws. This chart does not address each difference between California law and Nevada law, but focuses on some of those differences which we believe are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to California and Nevada law.

California	Nevada

Cumulative Voting

Under California law, cumulative voting for election of directors is permitted if the shareholder provides advance notice of the intent to exercise cumulative voting. California law also permits public companies to eliminate cumulative voting by the approval of shareholders. The Company’s bylaws currently provide for cumulative voting.

Under Nevada law, cumulative voting for election of directors is permitted if provided in the articles of incorporation.

Sentient Brands-NV’s articles of incorporation currently do not provide for cumulative voting.

Removal of Directors

Any or all of the directors may be removed without cause if the removal is approved by the outstanding shares, subject to the following: (1) No director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director’s most recent election were then being elected; or (2) When by the provisions of the articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.	Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Sentient Brands-NV’s Bylaws align with Nevada law.

Vacancies

Unless otherwise provided in the articles or bylaws and except for a vacancy created by the removal of a director, vacancies on the board may be filled by approval of the board (Section 151) or, if the number of directors then in office is less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Section 307 or (3) a sole remaining director. Unless the articles or a bylaw adopted by the shareholders provide that the board may fill vacancies occurring in the board by reason of the removal of directors, such vacancies may be filled only by approval of the shareholders (Section 153).	All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.

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Dividends and other Distributions

Under California law, neither a corporation nor any of its subsidiaries shall make any distribution to the corporation’s shareholders unless the board of directors has determined in good faith either of the following: (1) The amount of retained earnings of the corporation immediately prior to the distribution equals or exceeds the sum of (A) the amount of the proposed distribution plus (B) the preferential dividends arrears amount; or (2) Immediately after the distribution, the value of the corporation’s assets would equal or exceed the sum of its total liabilities plus the preferential rights amount.

Under Section 316 of the California Corporation Code, directors of a corporation who approve the making of any distribution in violation of the foregoing provision shall be jointly and severally liable to the corporation for the benefit of all the creditors or shareholders.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the Nevada Revised Statutes imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

Under California law, the articles of incorporation may set forth provisions eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation for breach of a director’s duties to the corporation and its shareholders, provided, however, that (A) such a provision may not eliminate or limit the liability of directors (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) for any transaction from which a director derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (vi) under Section 310, or (vii) under Section 316, (B) no such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when the provision becomes effective, and (C) no such provision shall eliminate or limit the liability of an officer for any act or omission as an officer, notwithstanding that the officer is also a director or that his or her actions, if negligent or improper, have been ratified by the director.

The Company’s current Restated Articles of Incorporation eliminate the liability of directors for monetary damages to the fullest extent permissible under California law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Sentient Brands-NV’s Articles of Incorporation provide that no director or officer will be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty except (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Indemnification

Under California law, a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with the proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless and only to the extent that the court in which the proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine. Unless limited or denied by the corporation’s articles of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense.

However, we have included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

The California articles and bylaws authorize indemnification to the fullest extent permissible under California law and includes additional substantive and procedural provisions to clarify the application of indemnification rights.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Sentient Brands-NV’s Articles of Incorporation currently indemnifies its officers and directors to the fullest extent permitted by Nevada law.

Sentient Brands-NV, as successor to the Company in the Reincorporation, will abide by any undertakings made by the Company in registration statements or reports filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, Sentient Brands-NV will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

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Increasing or Decreasing Authorized Shares

After any certificate of determination has been filed, the board may, if authorized in the articles of incorporation, increase or decrease the number of shares constituting any series, by the adoption of another resolution appropriate for that purpose and the execution and filing of an officers’ certificate setting forth a copy of the resolution, the number of shares of the series then outstanding and the increase or decrease in the number of shares constituting the series. If any certificate of determination has been incorporated in restated articles filed pursuant to Section 910, the action authorized by this subdivision may, notwithstanding Section 902, be accomplished by an amendment of the articles approved by the board alone.	Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

No contract or other transaction between a corporation and one or more of its directors, or between a corporation and any corporation, firm or association in which one or more of its directors has a material financial interest, is either void or voidable because such director or directors or such other corporation, firm or association are parties or because such director or directors are present at the meeting of the board or a committee thereof which authorizes, approves or ratifies the contract or transaction, if (1) The material facts as to the transaction and as to such director’s interest are fully disclosed or known to the shareholders and such contract or transaction is approved by the shareholders (Section 153) in good faith, with the shares owned by the interested director or directors not being entitled to vote thereon, or (2) The material facts as to the transaction and as to such director’s interest are fully disclosed or known to the board or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient without counting the vote of the interested director or directors and the contract or transaction is just and reasonable as to the corporation at the time it is authorized, approved or ratified.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.	Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period, not to exceed 7 years.

Interested Stockholder Combinations

California law contains no such similar provision.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

Muscle Maker NV’s Articles of Incorporation does not contain a provision expressly electing not to be governed by these provisions of the Nevada Revised Statutes.

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Control Share Acquisitions

California law contains no such similar provision.	Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation’s then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person’s securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

Books and Records

Under California law, the board shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year, unless in the case of a corporation with less than 100 holders of record of its shares this requirement is expressly waived in the bylaws. This requirement has been waived in the Company’s bylaws.	Nevada law contains no such similar provision.

Inspection Rights

Under California law, a shareholder or shareholders holding at least 5 percent in the aggregate of the outstanding voting shares of a corporation or who hold at least 1 percent of those voting shares and have filed a Schedule 14A with the United States Securities and Exchange Commission (or in case the corporation is a bank the deposits of which are insured in accordance with the Federal Deposit Insurance Act, have filed a Form F-6 with the appropriate federal bank regulatory agency) shall have an absolute right to do either or both of the following: (1) inspect and copy the record of shareholders’ names and addresses and shareholdings during usual business hours upon five business days’ prior written demand upon the corporation, or (2) obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders’ names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand.

Under California law, the accounting books, records, and minutes of proceedings of the shareholders and the board and committees of the board of any domestic corporation, and of any foreign corporation keeping any records in this state or having its principal executive office in this state, or a true and accurate copy thereof if the original has been lost, destroyed, or is not normally physically located within this state shall be open to inspection at the corporation’s principal office in this state, or if none, at the physical location for the corporation’s registered agent for service of process in this state, upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate.

Under Nevada law, any person who has been a stockholder of record of a corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the following: A copy certified by the Secretary of State of its articles of incorporation, and all amendments thereto; (b) A copy certified by an officer of the corporation of its bylaws and all amendments thereto; and (c) A stock ledger or a duplicate stock ledger, revised annually not later than 60 days after the date by which an annual list is required to be filed, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them respectively.

Under Nevada law, any person who has been a stockholder of record of any corporation and owns not less than 15 percent of all of the issued and outstanding shares of the stock of such corporation or has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least 5 days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records. Holders of voting trust certificates representing 15 percent of the issued and outstanding shares of the corporation are regarded as stockholders for the purpose of this subsection. The right of stockholders to inspect the corporate records may not be limited in the articles or bylaws of any corporation.

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Anti-Takeover Effects of Certain Provisions of Nevada Law and Sentient Brands-NV’s Articles of Incorporation and Bylaws

Certain provisions of Nevada’s corporation law and Sentient Brands-NV’s Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Limitation of Director Liability. Sentient Brands-NV’s Articles of Incorporation limit the liability of directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, Sentient Brands-NV’s directors will not be personally liable for monetary damages for breach of a director’s fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements. Sentient Brands-NV’s Articles of Incorporation provide that its directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each Sentient Brands-NV’s directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

Removal of Directors. The increase in the number of votes required to remove a director from the Board of Directors may make it more difficult for, or prevent or deter a third party from acquiring control of Sentient Brands-NV or changing Sentient Brands-NV’s board of directors and management, as well as inhibit fluctuations in the market price of Sentient Brands-NV’s shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, we did not intend to construct or enable any anti-takeover defense or mechanism on our behalf. We have no intent or plan to employ these provisions as anti-takeover devices and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Anticipated Federal Tax Consequences

We have not requested and will not request a ruling from the Internal Revenue Service, nor have we requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada. We are structuring the Reincorporation in an effort to obtain the following consequences:

(a)	the Reincorporation in the State of Nevada, to be accomplished by a merger between the Company and Sentient Brands-NV, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)	no gain or loss for federal income tax purposes will be recognized by our stockholders on receipt by them of the common stock of Sentient Brands-NV in exchange for shares of our Common Stock;

(c)	the basis of the Sentient Brands-NV common stock received by our stockholders in exchange for their shares of our Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for our Common Stock; and

(d)	the holding period for the Sentient Brands-NV common stock for capital gains treatment received in exchange for our Common Stock will include the period during which our Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, Sentient Brands-NV, and our stockholders, as well as other adverse tax consequences. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Re-domicile in Nevada, all stock certificates which represented shares of our Common Stock shall represent ownership of Sentient Brands-NV’s common stock. We will print new stock certificates and we will obtain a new CUSIP number for our Common Stock that reflects the change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in our securities, management urges stockholders to surrender their old certificates in exchange for new certificates and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in our state of incorporation) to our transfer agent, VStock Transfer, LLC, and to be issued in exchange therefor, new common stock certificates representing the number of shares of Sentient Brands-NV’s common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the effective date of the Reincorporation, we will pay on one occasion only for such issuance. We will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Securities Act Consequences

The shares of Sentient Brands-NV’s common stock to be issued in exchange for shares of our Common Stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that regard, Sentient Brands-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into Sentient Brands-NV and the issuance of shares of common stock of Sentient Brands-NV in exchange for the shares of the Company’s Common Stock is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our Common Stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Commission, 100 F Street, N.E., Washington, DC 20549. Our Commission filings are also available to the public on the Commission’s website at http://www.sec.gov.

As we obtained the requisite stockholder vote for (i) the amendment to the Company's Restated Articles of Incorporation and (ii) changing the Company’s corporate domicile from California to Nevada described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of Common Stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

By Order of the Board of Directors, /s/ George Furlan Chief Executive Officer

New York, New York

*, 2020

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APPENDIX A

CERTIFICATE OF AMENTMENDMENT OF

ARTICLES OF INCORPORATION OF

INTELLIGENT BUYING, INC.

The undersigned certify that:

1.	They are the president and the secretary, respectively, of INTELLIGENT BUYING,INC., a California corporation.

2.	Article I. of the Articles of Incorporation of this corporation is amended to read as follows:

The name of the corporation is Sentient Brands Holdings, Inc.

3.	Article IV. of the Articles of Incorporation of this corporation is amended to read as follows:

(i)	This corporation is authorized to issue five hundred million (500,000,000) shares of Common Stock $0.001 par value and twenty-five million (25,000,000) shares of Preferred Stock $0.001 par value. The Board of Directors of the corporation shall have the authority to do the following:

a)	Designate multiple series of Preferred Stock and fix the number of shares of any such series;

b)	Designate the rights, preferences, privileges and restrictions granted to or imposed upon the respective series of shares of Preferred Stock or the holders thereof and, without restriction, determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock.

c)	As to any series of Preferred Stock, the number of which is authorized or fixed by the Board, the Board is authorized, within any limits stated in the Articles of Incorporation of the corporation or any resolution or resolutions of the Board originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

(ii)    The 7,254,588 issued and outstanding shares of the corporation’s common stock outstanding shall be forward split, on a one (1) to seven (7) share ratio, with each one (1) currently issued and outstanding shares of the Corporation’s common stock being replaced by seven (7) shares of post-split common stock. Par value shall remain unchanged. All other rights and privileges of the common stock shall remain unchanged. Preferred stock shall not be affected by this Amendment. Any fractional shares resulting from the forward stock split will be rounded up to the nearest whole number.

4.	The foregoing amendments of Articles of Incorporation have been duly approved by the board of directors.

5.	The foregoing amendments of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 7,254,588. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: _________________________________

_________________________________
George Furlan, President

_________________________________

George Furlan, Secretary

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APPENDIX B

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of _______ __, 2020, is entered into between ______________ Inc., a California corporation (the “Company”) and Sentient Brands Holdings Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Company and Merger Sub are sometimes together referred to herein as the “Constituent Entities.”

RECITALS

WHEREAS, Merger Sub was formed in the State of Nevada on [*], 2020 as a wholly-owned subsidiary of the Company; and

WHEREAS, the board of directors of each of the Company and Merger Sub deems it advisable and in the best interests of the Company and Merger Sub, respectively, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Merger Sub and that Merger Sub be the surviving corporation (the “Merger”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree in accordance with the applicable provisions of the laws of the States of California and Nevada which permit such merger, as follows:

ARTICLE I
MERGER; EFFECTIVE TIME

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), the Company shall be merged with and into Merger Sub, whereupon the separate existence of the Company shall cease.

1.2 Effective Time. The Merger shall become effective on _______ __, 2020, following the filing of this Agreement with the Secretary of State of the State of California and the filing of articles of merger with the Secretary of State of the State of Nevada (the “Effective Time”).

ARTICLE II
SURVIVING CORPORATION

2.1 Surviving Corporation. The name of the Surviving Corporation shall be “Sentient Brands Holdings Inc.” (sometimes hereinafter referred to as the “Surviving Corporation”).

ARTICLE III
TERMS AND CONDITIONS OF THE MERGER

3.1 Articles of Incorporation. The Articles of Incorporation of Merger Sub in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of Nevada Revised Statutes, as amended (the “Nevada Statutes”).

3.2 Bylaws. The Bylaws of Merger Sub in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of the Nevada Statutes.

3.3 Directors. The directors of Merger Sub at the Effective Time shall, from and after the Effective Time, continue to be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.4 Officers. The officers of Merger Sub at the Effective Time shall, from and after the Effective Time, continue to be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.5 Submission to Stockholder Vote. This Agreement shall be submitted to a vote of the stockholders of the Constituent Entities, respectively, as provided by applicable law, and shall take effect, and be deemed to be the Plan of Merger of the Constituent Entities, upon the approval or adoption thereof by such stockholders in accordance with the requirements of the laws of the States of California and Nevada, respectively.

3.6 Filing of Articles of Merger in the State of Nevada. As soon as practicable after the requisite stockholder approvals referenced in Section 3.5 hereof, each of the Constituent Entities shall execute and deliver articles of merger for filing and recording with the Secretary of State of the State of Nevada in accordance with the Nevada Statutes.

3.7 Filing of Certificate of Merger in the State of California. As soon as practicable after the requisite stockholder approvals referenced in Section 3.5 hereof, the Company shall execute and deliver a certificate of merger for filing and recording with the Secretary of State of the State of California in accordance with the California Corporations Code.

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ARTICLE IV
EFFECT OF MERGER

4.1 Effect of Merger on Constituent Entities. At the Effective Time, the Constituent Entities shall become a single corporation, which shall be Merger Sub, and the separate existence of the Company shall cease except to the extent provided by the laws of the States of California and Nevada. Merger Sub shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Entities; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of, or belonging to, or due to each of the Constituent Entities, shall be taken and deemed to be vested in Merger Sub, without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger. Merger Sub shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Entities and any existing claim, action or proceeding pending by or against either of the Constituent Entities may be prosecuted to judgment as if the Merger had not occurred, or the Surviving Entity may be substituted in such claim, action or proceeding, and neither the rights of creditors nor any liens upon the property of either of the Constituent Entities shall be impaired by the Merger.

4.2 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any further action on the part of the Constituent Entities or their stockholders:

(a) each share of the common stock of the Company issued and outstanding immediately prior thereto shall be converted into one fully paid and nonassessable share of the common stock of Merger Sub with the same rights, powers and privileges as the shares of the common stock of the Company so converted, and all shares of such common stock shall be cancelled and retired and shall cease to exist;

(b) each share of the preferred stock of the Company issued and outstanding immediately prior thereto shall be converted into one fully paid and nonassessable share of the preferred stock of Merger Sub with the same rights, powers and privileges as the shares of the preferred stock of the Company so converted, and all shares of such preferred stock shall be cancelled and retired and shall cease to exist;

(c) all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the common stock of the Company (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Company Stock Option”) shall be assumed by Merger Sub and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the common stock of Merger Sub as the holder of such Company Stock Option would have been entitled to receive had such holder exercised or converted such Company Stock Option in full immediately prior to the Effective Time (not taking into account whether such Company Stock Option was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions; and Merger Sub shall take all steps to ensure that a sufficient number of shares of its common stock is reserved for the exercise of such Company Stock Options; and

(d) each share of the common stock of Merger Sub owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.3 Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of the common stock of the Company, shares of the preferred stock of the Company, and options, warrants or other securities of the Company, shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective shares of the common stock of Merger Sub, shares of the preferred stock of Merger Sub, and options, warrants or other securities of Merger Sub, as the case may be, into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Merger Sub or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Merger Sub or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of the common stock of the Company, shares of the preferred stock of the Company, and options, warrants or other securities of Merger Sub, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
MISCELLANEOUS AND GENERAL

5.1 Further Assurances. From time to time, as and when required by Merger Sub or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action as shall be appropriate or advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in Merger Sub, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement. The officers and directors of Merger Sub are fully authorized in the name of and on behalf of the Company, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

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5.2 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Merger Sub, or any of their respective stockholders, directors or officers.

5.3 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the Board of Directors of the Constituent Entities may amend, modify or supplement this Agreement, notwithstanding approval of this Agreement by the stockholders; provided, however, that an amendment made subsequent to the approval of this Agreement by the stockholders shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (b) alter or change any provision of the Articles of Incorporation of Merger Sub to be effected by the Merger, or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

5.4 Tax-Free Reorganization. The Merger is intended to be a tax-free plan or reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

5.5 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

5.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

5.7 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

5.8 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

5.9 Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

5.10 Counterparts. In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement and Plan of Merger has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

_____________________________, INC.
a California corporation

By:__________________________
Name:
Title:

SENTIENT BRANDS HOLDINGS INC.
a Nevada corporation

By:__________________________
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

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APPENDIX C

ARTICLES OF INCORPORATION

OF

SENTIENT BRANDS HOLDINGS INC.

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ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

040101

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Sentient Brands Holdings Inc.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: Vcorp Services, LLC
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City	Nevada	Zip Code
		Nevada	

Mailing Address (if different from street address)	City	Nevada	Zip Code
		Nevada	

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 525,000,000 (see ex A) Par value per share: $ .001 Number of shares *without par value:* -0-

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) George Furlan
Name

Street Address	City	State	Zip Code
340 Madison Avenue, 19th Floor	New York	NY	10175

2) Dante Jones
Name

Street Address	City	State	Zip Code
340 Madison Avenue, 19th Floor	New York	NY	10175

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
To engage in any lawful activity.

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

George Furlan
Name

X
Incorporator Signature

Address	City	State	Zip Code
340 Madison Avenue, 19th Floor	New York	NY	33315

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

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ATTACHMENT TO

ARTICLES OF INCORPORATION OF

SENTIENT BRANDS HOLDINGS INC.

ARTICLE 8

CAPITAL

The total number of shares of capital stock which may be issued by the corporation is five hundred twenty-five million (525,000,000), of which five hundred million (500,000,000) shares shall be Common Stock of the par value of one one-thousandth of a cent ($0.001) per share (hereinafter referred to as the “Common Stock”) and twenty-five million (25,000,000) shares shall be Preferred Stock of the par value of one one-thousandth of a cent ($0.001) per share (hereinafter referred to as the “Preferred Stock”).

The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock and the manner in which shares of stock are to be voted for the election of directors are as follows:

PREFERRED STOCK

The Preferred Stock shall be all of one class but may be issued from time to time in one or more series, each of such series to have such full or limited voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights or qualifications, limitations or restrictions thereof as shall be stated and expressed in a resolution or resolutions providing for the issue of such series as may be adopted by the board of directors as hereinafter provided. Each share of Preferred Stock shall rank on a parity with each other share of Preferred Stock, regardless of series, with respect to the payment of dividends at the respectively designated rates and with respect to the distribution of capital assets according to the amounts to which the shares of the respective series are entitled.

Authority is hereby expressly granted to and vested in the board of directors, subject to the provisions of this Article 8, to authorize one or more series of Preferred Stock and, with respect to each series, to fix by resolution or resolutions providing for the issue of such series:

(a) the number of shares to constitute such series and the distinctive designation thereof;

(b) the dividend rate on the shares of such series, dividend payment dates, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate;

(c) whether or not the shares of such series shall be redeemable, and, if redeemable, the redemption prices which the holders of the shares of such series shall be entitled to receive upon the redemption thereof;

(d) whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(e) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of stock of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments relating to changes in the outstanding shares of such other class or classes or series of the same class of stock into which it is convertible or exchangeable for or otherwise, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(f) the preferences, if any, and the amounts thereof, which the shares of such series shall be entitled to receive upon the voluntary and involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(g) the voting power, if any, of the shares of such series, which voting power may include, at the option of the board of directors, provisions for increasing the number of directors by two or more and for the election of that number of members of the board of directors by the holders of shares of such series in the event that dividends payable on such series shall be in default in an amount equivalent to six full quarter-yearly dividends on all shares of such series at the time outstanding; and

(h) such other special rights and protective provisions as the board of directors may deem advisable.

Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the board of directors may at any time thereafter authorize the issuance of additional shares of the same series.

Holders of Preferred Stock shall be entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, dividends at the annual rates fixed by the board of directors for the respective series and no more, payable on such dates as the board of directors shall fix for the respective series as provided in this Article 8 (hereinafter referred to as “dividend dates”), in preference to dividends on any other class of stock of the corporation (except with respect to any other class of stock ranking prior to or on a parity with the Preferred Stock with respect to dividends), so that no cash payments or distributions shall be made to holders of the Common Stock of the corporation or any other class of stock ranking junior to the Preferred Stock with respect to dividends unless all accrued dividends for past and current dividend periods on all series of Preferred Stock entitled to cumulative dividends shall have been declared and set apart for payment and dividends for the current dividend period on all other series of Preferred Stock shall have been declared and set apart for payment. No dividend in respect of any current dividend period shall be declared and set apart for payment on any series of Preferred Stock unless there shall be or have been declared and set apart for payment on all outstanding shares of Preferred Stock (a) as to each series entitled to cumulative dividends, the full cumulative dividends for all past dividend periods, and (b) as to all series, dividends ratably in accordance with the sums which would be payable on the shares of the respective series for the current dividend period if all dividends for the current dividend period were declared and paid in full. No dividend in respect of past dividend periods shall be declared and set apart for payment on any series of Preferred Stock entitled to cumulative dividends unless there shall be or have been declared and set apart for payment on all outstanding shares of Preferred Stock entitled to cumulative dividends, dividends ratably in accordance with the sums which would be payable on the shares of the respective series entitled to cumulative dividends if all dividends due for all past dividend periods were declared and paid in full. Nothing contained in this Article 8 shall be deemed in any way to qualify or limit the right of the corporation or any subsidiary of the corporation to purchase or otherwise acquire at such time and for such consideration as the corporation shall deem appropriate any shares of its capital stock; provided that no shares of capital stock of the corporation shall be purchased or redeemed, by the corporation or by any subsidiary of the corporation, at any time when accrued dividends on any series of Preferred Stock entitled to cumulative dividends, remain unpaid for any period to and including the last preceding dividend date.

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For the purposes of this Article 8, and of any resolutions fixing the terms of any series of Preferred Stock, the amount of dividends “accrued” on any share of Preferred Stock of any series entitled to cumulative dividends as at any dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend date, whether or not earned or declared, and the amount of dividends “accrued” on any share of Preferred Stock of any series entitled to cumulative dividends as at any date other than a dividend date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend date, whether or not earned or declared, plus an amount computed, on the basis of a 360-day year, for the period after such last preceding dividend date to and including the date as of which the calculation is made at the annual dividend rate fixed for the shares of such series.

In the event that any series of Preferred Stock shall be entitled to a preference upon the dissolution of, or upon any distribution of the assets of, the corporation, then upon any such dissolution or distribution, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for any other class or classes of stock (except with respect to any other class of stock ranking prior to or on a parity with the Preferred Stock with respect to assets), the holders of such series of Preferred Stock shall be entitled to payment of the amount of the preference, if any, payable upon such dissolution or distribution as may be fixed by the board of directors for the shares of the respective series as provided in this Article 8 before any payment or distribution shall be made on any other class or classes of capital stock. If, upon any such dissolution or distribution, the assets of the corporation distributable among the holders of any such series of the Preferred Stock entitled to a preference shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Stock ratably in accordance with the sums which would be payable on such distribution if the preferential amount aforesaid were paid in full. The voluntary sale, conveyance, exchange, lease, transfer, or other disposal (for cash, shares of stock, securities or other consideration, or any combination of the foregoing) of all or substantially all of the property and assets of the corporation, the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, shall not be deemed to be a dissolution of, or a distribution of the assets of, the corporation, for the purpose of this paragraph.

In the event that any series of Preferred Stock shall be redeemable, then, at the option of the board of directors, the corporation at any time or from time to time may redeem all, or any number less than all, of the outstanding shares of any such series at the redemption price thereof as may be fixed by the board of directors as provided in this Article 8 (the sum so payable upon any redemption of Preferred Stock being herein referred to as the “redemption price”); provided, that not less than 30 days previous to the date fixed for redemption (hereinafter referred to as the “redemption date”), a notice of the time and place thereof shall be mailed to each holder of record of the shares so to be redeemed at his address as shown by the records of the corporation; and provided further, that in case of redemption of less than all of the outstanding shares of any series of Preferred Stock, the board of directors shall determine the shares to be redeemed by lot or pro rata in such manner as the board of directors deems equitable. At any time after notice of redemption shall have been mailed as above provided to the holders of the shares so to be redeemed, the corporation may deposit the aggregate redemption price, in trust, with a bank or trust company, the name and address of which shall be designated in such notice, for payment, on or before the redemption date, of the redemption price for the shares called for redemption. Upon the making of such deposit, or if no such deposit is made, then upon the redemption date (unless the corporation shall default in making payment of the redemption price), holders of the shares of Preferred Stock called for redemption shall cease to be stockholders with respect to such shares notwithstanding that any certificate for such shares shall not have been surrendered, and thereafter such shares shall no longer be transferable on the books of the corporation and such holders shall have no interest in or claim against the corporation with respect to said shares, except the right (a) to receive payment of the redemption price upon surrender of their certificates, or (b) to exercise on or before the redemption date the rights, if any, not theretofore expiring to convert the shares so called for redemption into, or to exchange such shares for, shares of stock of any other class or classes or of any other series of the same class of stock of the corporation. Any funds deposited in trust as aforesaid which shall not be required for such redemption because of the exercise of any right of conversion or otherwise subsequent to the date of such deposit, shall be returned to the corporation forthwith. The corporation shall be entitled to receive from any bank or trust company the interest, if any, allowed on any moneys deposited as in this paragraph provided, and the holders of any shares so redeemed shall have no claim to any such interest. Any funds so deposited by the corporation and unclaimed at the end of five years from the redemption date shall be repaid to the corporation upon its request, after which repayment the holders of such shares who shall not have made claim against such moneys prior to such repayment shall be deemed to be unsecured creditors of the corporation, but only for a period of two years from the date of such repayment (after which all rights of the holders of such shares as unsecured creditors or otherwise shall cease), for an amount equivalent to the amount deposited as above stated for the redemption of such shares and so repaid to the corporation, but shall in no event be entitled to any interest.

In order to facilitate the redemption of any shares of Preferred Stock, the board of directors is authorized to cause the transfer books of the corporation to be closed as to the shares to be redeemed.

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No shares of Preferred Stock which shall at any time have been purchased by the corporation or redeemed, or which shall at any time have been surrendered for conversion or exchange, or for cancellation pursuant to any retirement or sinking fund provisions with respect to any series of Preferred Stock, shall be reissued.

If the board of directors grants voting power to the holders of shares of any series of Preferred Stock, the holders of shares of such series shall be entitled to no more than one vote per share voting with the holders of shares of the Common Stock at each annual or special meeting of stockholders upon all matters upon which a vote is taken except that if the holders of shares of such series shall be entitled to elect two or more directors, as a class, the holders of shares of such series shall not be entitled to a vote for the election of any other directors of the corporation. In the event that the Common Stock is subdivided, or increased by reason of a dividend payable in shares of Common Stock, or combined, the number of votes to which each share of such series shall be so entitled shall be increased, in the case of a subdivision, or in the case of such a dividend, or reduced, in the case of a combination, in the same proportion as the subdivision, increase by dividend, or combination of the Common Stock.

The holders of Preferred Stock shall not be entitled to any preemptive or preferential right to subscribe for or purchase any shares of capital stock of the corporation or any securities convertible into shares of capital stock of the corporation.

COMMON STOCK

Each share of Common Stock shall be equal in all respects to every other share of Common Stock of the corporation. Each share of Common Stock shall be entitled to one vote per share at each annual or special meeting of stockholders for the election of directors and upon any other matter coming before such meeting. Subject to all the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the board of directors out of any funds of the corporation legally available therefor. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of each series of the Preferred Stock shall have been paid in full, the amounts to which they respectively shall be entitled under this Article 10, the remaining assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

The holders of Common Stock shall not be entitled to any preemptive or preferential right to subscribe for or purchase any shares of capital stock of the corporation or any securities convertible into shares of capital stock of the corporation.

VOTING

No holder of shares of capital stock possessing voting power shall have the right to cumulate his or her voting power in the election of directors.

ARTICLE 9

GOVERNING BOARD

The members of the governing board shall be known as directors and the number thereof shall be not less than one, the exact number to be fixed in accordance with the by-laws of the corporation; provided that the number so fixed in accordance with the by-laws may be increased or decreased within the limit above specified from time to time.

ARTICLE 10

SHARES NON-ASSESSABLE

The capital stock, after the amount of the subscription price, or par value, if greater, has been paid in shall be subject to no further assessment to pay the debts of the corporation.

ARTICLE 11

ELECTION OF DIRECTORS

At each meeting of holders of shares of capital stock for the election of directors at which a quorum is present, a nominee for election as a director in an uncontested election shall be elected to the board of directors if the number of votes cast for such nominee’s election exceeds the number of votes cast against such nominee’s election. For purposes of this Article 11, abstentions will not be considered votes cast for or against a nominee at the meeting. Notwithstanding the foregoing, if the number of candidates exceeds the number of directors to be elected, then, in that election, the nominees receiving the greatest number of votes shall be elected.

For purposes of this Article 11, an “uncontested election” means any meeting of holders of shares of capital stock at which the number of nominees does not exceed the number of directors to be elected and with respect to which no holder of capital stock has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with the by-laws, as they may be amended from time to time, or, if such a notice has been submitted with respect to such meeting, on or before the tenth day prior to the date that the corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether or not it is thereafter revised or supplemented), each such notice with respect to such meeting has been (A) withdrawn by its respective submitting stockholder in writing to the secretary of the corporation, (B) determined not to be a valid and effective notice of nomination (such determination to be made by the Board of Directors (or a designated committee thereof) pursuant to the by-laws, or, if challenged in court, by final court order) or (C) determined not to create a bona fide election contest by the Board of Directors (or a designated committee thereof).

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ARTICLE 12

PERPETUAL EXISTENCE

This corporation is to have perpetual existence.

ARTICLE 13

BYLAWS

Subject to the by-laws, if any, adopted by the stockholders, the board of directors is expressly authorized to make, alter or amend the by-laws of the corporation.

The directors, without restriction or limitation, shall have all of the powers and authorities expressly conferred upon them by the statutes of this State and this corporation may in its by-laws confer powers upon its directors in addition to the powers and authorities expressly conferred upon them by the statutes of this State.

ARTICLE 14

TRANSACTIONS WITH DIRECTORS

The corporation may enter into contracts or transact business with one or more of its directors, or with any firm of which one or more of its directors are members, or with any corporation or association in which any one of its directors is a stockholder, director or officer, and such contract or transaction shall not be invalidated or in any wise affected by the fact that such director or directors have or may have interests therein which are or might be adverse to the interests of the corporation, even though the vote of the director or directors having such adverse interest shall have been necessary to obligate the corporation upon such contract or transaction provided such adverse interest is either known or made known to the remaining directors; and no director or directors having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof, or to any other person, for any loss incurred by it under or by reason of any such contract or transaction; nor shall any such director or directors be accountable for any gains or profits realized thereon: Always provided, however, that such contract or transaction shall at the time at which it was entered into have been a reasonable one to have been entered into and shall have been upon terms that at the time were fair.

ARTICLE 15

MEETINGS OF STOCKHOLDERS

Meetings of stockholders may be held without the State of Nevada, if the by-laws so provide. The books of this corporation may be kept (subject to the provision of the statutes) outside of the State of Nevada at such places as may be from time to time designated by the board of directors or in the by-laws of the corporation.

ARTICLE 16

AMENDMENTS

This corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of incorporation, in the manner now or hereafter prescribed by statute, or by these articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE 17

PREEMPTIVE RIGHTS DENIED

No holder of shares of stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of this corporation or of any new or additional authorized stock of the corporation of any class whatsoever, or of any issue of securities of the corporation convertible into stock, whether such stock or securities be issued for money or for a consideration other than money or by way of dividend, but any such unissued stock or such new or additional authorized stock or such securities convertible into stock may be issued and disposed of to such persons, firms, corporations and associations, and upon such terms as may be deemed advisable by the board of directors without offering to stockholders then of record or any class of stockholders any thereof upon the same terms or upon any terms.

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ARTICLE 18

LIABILITY OF DIRECTORS

The liability of directors of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes. If the Nevada Revised Statutes are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time. If the Nevada Revised Statutes are amended after approval by the stockholders of this Article 18 to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time. No repeal or modification of this Article 18 by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this Article 18 at the time of such repeal or modification.

ARTICLE 19

INDEMNIFICATION

(a) The corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the corporation or is serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or by reason of actions alleged to have been taken or omitted in such capacity or in any other capacity while serving as a director or officer. The indemnification of directors and officers by the corporation shall be to the fullest extent authorized or permitted by applicable law, as such law exists or may hereafter be amended (but only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior to the amendment). The indemnification of directors and officers shall be against all loss, liability and expense (including attorneys fees, costs, damages, judgments, fines, amounts paid in settlement and ERISA excise taxes or penalties) actually and reasonably incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeal; provided, however, that with respect to any action, suit or proceeding initiated by a director or officer, the corporation shall indemnify such director or officer only if the action, suit or proceeding was authorized by the board of directors of the corporation, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with Section (c) hereof.

(b) The expenses of directors and officers incurred as a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding; provided, however, that if applicable law so requires, the advance payment of expenses shall be made only upon receipt by the corporation of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it is ultimately determined by a final decision, order or decree of a court of competent jurisdiction that the director or officer is not entitled to be indemnified for such expenses under this Article 19.

(c) Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the corporation or if there is no determination with respect to such request within 60 days from receipt by the corporation of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the corporation for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section (b) of this Article 19 where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in the Nevada Revised Statutes. Neither the failure of the corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a right under this Section (c) or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this Section (c) or otherwise, shall be on the corporation.

(d) The right to indemnification and to the payment of expenses as they are incurred and in advance of the final disposition of the action, suit or proceeding shall not be exclusive of any other right to which a person may be entitled under these articles of incorporation or any by-law, agreement, statute, vote of stockholders or disinterested directors or otherwise. The right to indemnification under Section (a) hereof shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, next of kin, executors, administrators and legal representatives.

(e) The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any loss, liability or expense, whether or not the corporation would have the power to indemnify such person against such loss, liability or expense under the Nevada Revised Statutes.

(f) The corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement. If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of Section (a) hereof, offered or assented to by the opposing party or parties and which is acceptable to the corporation, then, notwithstanding any other provision of this Article 19, the indemnification obligation of the corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

(g) The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article 21 subject to the imposition of any conditions or limitations as the board of directors of the corporation may deem necessary or appropriate.

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ARTICLE 20

MANDATORY FORUM FOR ADJUDICATION OF DISPUTES

To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any or all actions, suits or proceedings, whether civil, administrative or investigative or that asserts any claim or counterclaim (each, an “Action”): (a) brought in the name or right of the corporation or on its behalf; (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders; (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of these articles of incorporation or any by-law; (d) to interpret, apply, enforce or determine the validity of these articles of incorporation or any by-law s; or (e) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada, does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the sole and exclusive forum for such Action. In the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the sole and exclusive forum for such Action.

ARTICLE 21

ACQUISITION OF CONTROLLING INTEREST

The corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by a successor section, statute, or provision. No amendment to these articles of incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article 21 shall apply to or have any effect on any transaction involving acquisition of control by any person occurring prior to such amendment or repeal.

ARTICLE 22

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these articles of incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article 22 shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.

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APPENDIX D

BYLAWS
OF
SENTIENT BRANDS HOLDINGS INC.
(the “Corporation”)

Adopted on ___, 2020

ARTICLE I
OFFICES

1.1 Registered Office. The registered office and registered agent of the Corporation shall be as from time to time set forth in the Corporation’s Articles of Incorporation.

1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

2.1 Place of Meetings. All meetings of the stockholders for the election of Directors shall be held at such place, within or without the State of Nevada, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2 Annual Meeting. An annual meeting of the stockholders shall be held at such time as may be determined by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Articles of Incorporation or by these Bylaws, may be called by the Chief Executive Officer or the President, or shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of the holders of a majority of all the shares issued, outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

2.4 Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the stockholder at his address as it appears on the stock transfer books and records of the Corporation or its transfer agent, with postage thereon prepaid.

2.5 List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, shall be prepared by the officer or agent having charge of the stock transfer books. Such list shall be kept on file at the registered office of the Corporation (or at such other location determined by the Board of Directors) for a period of ten days prior to such meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any stockholder who may be present.

2.6 Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of one-third (1/3rd) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.7 Voting. When a quorum is present at any meeting of the Corporation’s stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy at such meeting shall decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

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2.8 Method of Voting. Each outstanding share of the Corporation’s capital stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are otherwise provided by applicable law or the Articles of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact and bearing a date not more than six months prior to such meeting, unless such instrument provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Article III of these Bylaws. Voting on any question or in any election may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot.

2.9 Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten nor more than sixty days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

2.10 Action By Consent. Any action required or permitted by law, the Articles of Incorporation, or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such signed consents shall be delivered to the Secretary for inclusion in the Minute Book of the Corporation.

ARTICLE III
BOARD OF DIRECTORS

3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, a stockholders’ agreement or these Bylaws directed or required to be exercised or done by the stockholders.

3.2 Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Nevada. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

3.3 Number. The initial number of directors of the Corporation shall be one (1). Thereafter, the number of directors of the Corporation shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

3.4 Removal. Any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

3.5 Vacancies. Any vacancy occurring in the Board of Directors by death, resignation, removal or otherwise may be filled by an affirmative vote of at least a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office only until the next election of one or more directors by the stockholders.

3.6 Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors.

3.7 Annual Meeting. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent or unless the directors then elected and serving shall change such time or place.

3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

3.9 Special Meetings. Special meetings of the Board of Directors may be called by the Chief Executive Officer or President on oral or written notice to each director, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least forty-eight hours prior to the time of the meeting. Special meetings shall be called by the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of two-thirds of directors. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

3.10 Quorum and Voting. At all meetings of the Board of Directors the presence of a majority of the number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

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3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the fact as to his relationship or interest and as to the contract or transaction is known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the fact as to his relationship or interest and as to the contract or transaction is known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors.

3.13 Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
COMMITTEES

4.1 Designation. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of one or more directors of the Corporation, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution.

4.2 Authority. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the full Board of Directors is required by statute or by the Articles of Incorporation.

4.3 Change in Number. The number of committee members may be increased or decreased (but not below one) from time to time by resolution adopted by a majority of the whole Board of Directors.

4.4 Removal. Any committee member may be removed by the Board of Directors by the affirmative vote of a majority of the whole Board, whenever in its judgment the best interests of the Corporation will be served thereby.

4.5 Vacancies. A vacancy occurring in any committee (by death, resignation, removal or otherwise) may be filled by the Board of Directors in the manner provided for original designation in Section 4.1.

4.6 Meetings. The time, place and notice (if any) of all committee meetings shall be determined by the respective committee. Unless otherwise determined by a particular committee, meetings of the committees may be called by the Chief Executive Officer or President on oral or written notice to each member, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least forty-eight hours prior to the time of the meeting and special meetings shall be called by the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any committee member. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in a notice or waiver of notice of any meeting.

4.7 Quorum; Majority Vote. Unless otherwise determined by a particular committee, at any meeting a majority of the committee members shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the committee, the members present thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present.

4.8 Action by Consent. Any action required or permitted to be taken at any committee meeting may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of such committee.

4.9 Compensation. Compensation of committee members shall be fixed pursuant to the provisions of Section 3.13.

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ARTICLE V
NOTICE

5.1 Form of Notice. Whenever required by law, the Articles of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given: (a) in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books and records of the Corporation or its transfer agent; or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail.

5.2 Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE VI
OFFICERS AND AGENTS

6.1 In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a Chairman of the Board of Directors, a President, a Treasurer and a Secretary. The Board of Directors may also elect a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, and one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. None of the officers need be a member of the Board of Directors. Any two or more offices may be held by the same person.

6.2 Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect a President, a Treasurer, a Secretary and such other officers and agents as it shall deem necessary, who shall be elected and appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

6.3 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

6.4 Term of Office and Removal. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

6.5 Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

6.6 Chairman of the Board. The Chairman of the Board, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him or her by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors.

6.7 Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board.

6.8 President. The President shall be subject to the direction of the Board of Directors and the Chief Executive Officer and shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. The President shall see that the officers carry all other orders and resolutions of the Board of Directors into effect. The President shall execute all authorized conveyances, contracts, or other obligations in the name of the Corporation except where required by law to be otherwise signed and executed and except where the signing and execution shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation or reserved to the Board of Directors or any committee thereof. The President shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board and the Chief Executive Officer. The President shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

6.9 Chief Operating Officer. The Chief Operating Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the operation of the Corporation.

6.10 Chief Financial Officer. The Chief Financial Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the finances of the Corporation.

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6.11 Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors or any committee thereof may from time to time prescribe, or as the President may from time to time delegate to him. In the absence or disability of the President, any Vice President may perform the duties and exercise the powers of the President.

6.12 Secretary. The Secretary shall attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall perform like duties for the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation. He shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

6.13 Assistant Secretaries. Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

6.14 Treasurer. The Treasurer shall have the custody of all corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements of the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, shall render to the Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe or the President may from time to time delegate.

6.15 Assistant Treasurers. Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

6.16 Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

ARTICLE VII
CERTIFICATES OF SHARES

7.1 Form of Certificates. The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled. Such certificates shall be consecutively numbered and shall be registered on the books and records the Corporation or its transfer agent as they are issued. Each certificate shall state on the face thereof the holder’s name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value.

7.2 Shares without Certificates. The Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Nevada Revised Statutes, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder a written statement containing the information required on the certificates pursuant to Section 7.1. At least annually thereafter, the Corporation shall provide to its stockholders of record, a written statement confirming the information contained in the informational statement previously sent pursuant to this Section.

7.3 Lost Certificates. The Board of Directors may direct that a new certificate be issued, or that uncertificated shares be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate or uncertificated shares.

7.4 Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation or its transfer agent by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

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7.5 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VIII
GENERAL PROVISIONS

8.1 Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Nevada Revised Statutes and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

8.2 Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

8.3 Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

8.4 Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

8.5 Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

8.6 Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

8.7 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board of Directors.

8.8 Seal. The Corporation may have a seal, and such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

8.9 Indemnification. The Corporation shall indemnify its directors and officers to the fullest extent permitted by the Nevada Revised Statutes and may, if and to the extent authorized by the Board of Directors, so indemnify any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

8.10 Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in Section 8.9 against any and all liability incurred by such person in any such position or arising out of his status as such.

8.11 Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation shall take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

8.12 Off-Shore Offerings. In all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder.

8.13 Amendment of Bylaws. The Board of Directors shall have power to amend, modify or repeal these Bylaws, or adopt any new provision.

8.14 Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

8.15 Relation to Articles of Incorporation. These Bylaws are subject to, and governed by, the Articles of Incorporation.

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